UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2004

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of June 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-SA1)

                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     333-106093               75-2006294
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)

8400 Normandale Bake Blvd.
Suite 250
Minneapolis, Minnesota                                           55437
(Address of Principal                                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (952) 857-7000



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Item 5. Other Events.

               On June 29, 2004, Residential Funding Mortgage Securities I, Inc. caused the issuance and sale of the Mortgage Pass-Through Certificates Series 2004-SA1, pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2004, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer and JPMorgan Chase Bank, as Trustee.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

               10.1 Series Supplement, dated as of June 1, 2004, to the Standard Terms of Pooling and Servicing Agreement, dated as of June 1, 2004, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, as trustee.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.



                              By:/s/ Joseph Orning
                              Name: Joseph Orning
                              Title: Vice President

Dated: July 14, 2004



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